                                                                    EXHIBIT 99.1

                         RECEIVABLES PURCHASE AGREEMENT

                                     among


                            MATTEL FACTORING, INC.,
                                 as Transferor


                                 MATTEL, INC.,
                           as Servicer and Guarantor


                    THE FINANCIAL INSTITUTIONS PARTY HERETO
                                 as Purchasers


                                      and


                          NATIONSBANK OF TEXAS, N.A.,
                                    as Agent



                           Dated as of March 11, 1998

                         RECEIVABLES PURCHASE AGREEMENT

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
ARTICLE I.  DEFINITIONS............................................     1

     Section 1.1.  Certain Defined Terms...........................     1
                   --------------------
     Section 1.2.  Other Terms.....................................     9
                   -----------

ARTICLE II.  AMOUNTS AND TERMS OF THE PURCHASES....................     9

     Section 2.1.  Purchase Facility...............................     9
                   -----------------
     Section 2.2.  Making Purchases................................     9
                   ----------------
     Section 2.3.  Payments and Computations, Etc..................    10
                   ------------------------------
     Section 2.4.  Collection Account..............................    11
                   ------------------
     Section 2.5.  Facility Termination Date.......................    11
                   -------------------------
     Section 2.6.  Adjustment of Facility Limit....................    12
                   ----------------------------
     Section 2.7.  Deficiency Advances.............................    12
                   -------------------
     Section 2.8.  Commitment and Other Fees.  (a).................    12
                   -------------------------
ARTICLE III.  CONDITIONS OF PURCHASES..............................    13

     Section 3.1. Conditions Precedent to Initial Purchase.........    13
                  ----------------------------------------
     Section 3.2. Conditions Precedent to All Purchases............    13
                  -------------------------------------
ARTICLE IV.  SERVICING AND SETTLEMENT PROCEDURES...................    14

     Section 4.1. Appointment of Servicer..........................    14
                  -----------------------
     Section 4.2. Duties of Servicer...............................    14
                  ------------------
     Section 4.3. Servicer Default.................................    15
                  ----------------
     Section 4.4. Servicer Default Remedies........................    15
                  -------------------------
     Section 4.5. Responsibilities of the Transferor...............    15
                  ----------------------------------

ARTICLE V.  REPRESENTATIONS AND WARRANTIES.........................    16

     Section 5.1. Representations and Warranties...................    16
                  ------------------------------

ARTICLE VI.  COVENANTS.............................................    18

     Section 6.1. Covenants........................................    18
                  ---------
          a. Compliance with Laws, Etc.............................    18
             -------------------------
          b. Offices, Records and Books of Account; Etc............    18
             ------------------------------------------

          c. Performance and Compliance with Contracts and Credit
             ----------------------------------------------------
                and Collection Policy..............................    19
                ---------------------
          d. Ownership Interest, Etc...............................    19
             -----------------------
          e. Sales, Liens, Etc.....................................    19
             -----------------
          f. Extension or Amendment of Receivables.................    19
             -------------------------------------
          g. Change in Business or Credit and Collection Policy....    19
             --------------------------------------------------
          h. Audits................................................    19
             ------
          i. Status of Listed Receivables..........................    20
             ----------------------------
          j. Reporting Requirements................................    20
             ----------------------
          k. General Restrictions..................................    20
             --------------------
          l. Mergers, Acquisitions, Sales, Investments, Etc........    21
             ----------------------------------------------
          m. No Modification of the Purchase and Sale Agreement....    21
             --------------------------------------------------

ARTICLE VII.  INDEMNIFICATION......................................    21

     Section 7.1. Indemnification Generally........................    21
                  -------------------------
     Section 7.2. Capital Adequacy, Etc............................    23
                  ---------------------

ARTICLE VIII.  GUARANTY............................................    24

     Section 8.1. Guaranty of Obligations..........................    24
                  -----------------------
     Section 8.2. Guaranty Continuing..............................    24
                  -------------------
     Section 8.3. Guarantor Directly Liable........................    25
                  -------------------------
     Section 8.4. No Impairment....................................    25
                  -------------
     Section 8.5. Waiver...........................................    25
                  ------
     Section 8.6. Subrogation......................................    26
                  -----------
     Section 8.7. Information......................................    26
                  -----------
     Section 8.8. Evidence of Obligations..........................    26
                  -----------------------

ARTICLE IX.  THE AGENT.............................................    26

     Section 9.1. Appointment......................................    26
                  -----------
     Section 9.2. Attorneys-in-fact................................    27
                  -----------------
     Section 9.3. Limitation on Liability..........................    27
                  -----------------------
     Section 9.4. Reliance.........................................    27
                  --------
     Section 9.5. Notice of Termination Event......................    28
                  ---------------------------
     Section 9.6. No Representations...............................    28
                  ------------------
     Section 9.7. Indemnification..................................    28
                  ---------------
     Section 9.8. Purchaser........................................    29
                  ---------
     Section 9.9. Resignation......................................    29
                  -----------
     Section 9.10. Sharing of Payments, etc........................    29
                   ------------------------
     Section 9.11. Independent Agreements..........................    30
                   ----------------------
ARTICLE X.  TERMINATION EVENTS AND TERMINATION EVENT
     REMEDIES......................................................    30


     Section 10.1. Termination Events Defined......................    30
                   --------------------------
     Section 10.2. Termination Event Remedies......................    31
                   --------------------------

ARTICLE XI.  MISCELLANEOUS.........................................    31

     Section 11.1. Waivers; Amendments, Etc........................    31
                   ------------------------
     Section 11.2. Notices, Etc....................................    32
                   ------------
     Section 11.3. Governing Law; Integration......................    32
                   --------------------------
     Section 11.4. Severability; Counterparts......................    32
                   --------------------------
     Section 11.5. Successors and Assigns..........................    32
                   ----------------------
     Section 11.6. Confidentiality.................................    33
                   ---------------
     Section 11.7. Assignments; Participations.....................    33
                   ---------------------------
     Section 11.8. Termination of Prior Transfer and Administration
                   ------------------------------------------------
                   Agreement.......................................    34
                   ---------
     Section 11.9. Set Off.........................................    35
                   -------

                         RECEIVABLES PURCHASE AGREEMENT

     This Receivables Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the "Agreement") is entered into as of March 11, 1998, among Mattel Factoring, Inc., a Delaware corporation, as transferor (the

"Transferor"), Mattel, Inc., a Delaware corporation ("Mattel"), as servicer (the
-----------                                           ------
"Servicer") and as guarantor (the "Guarantor"), the financial institutions party
 --------                          ---------
hereto from time to time as purchasers (together with any successors and assigns, the "Purchasers"), and NationsBank of Texas, N.A., a national banking
              ----------
association, as agent for the Purchasers (in such capacity, together with any successors and assigns, the "Agent").

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I. DEFINITIONS

     Section 1.1  Certain Defined Terms. The following terms used in this
                   ---------------------
Agreement shall have the following meanings:

     "Adverse Claim" means a lien, security interest or other charge or
      -------------
encumbrance, or any other type of right or claim (other than a lien or other interest in favor of the Agent or the Purchasers pursuant to this Agreement).

     "Agent" has the meaning set forth in the preamble.
      -----

     "Agent's Account" means Account No. 1292000883, reference "Mattel
      ---------------
Factoring," ABA No. 111000025, Attention: Corporate Credit Services, maintained at the Agent, or any other account designated in writing by the Agent to the Purchasers, the Servicer and the Transferor, from time to time.

     "Applicable Margin" means, for each Obligor, that margin set forth in the
      -----------------
table below opposite the Obligor's second highest long-term unsecured debt ratings issued by S&P, Moody's or Duff & Phelps:

S&P/Moody's/Duff & Phelps                               Applicable Margin
----------------------------------------------------------------------------
----------------------------------------------------------------------------
AA-/Aa3/AA- or higher                                   17.0
----------------------------------------------------------------------------
A/A2/A or higher                                        21.0
----------------------------------------------------------------------------
A-/A3/A- or lower                                       24.0
----------------------------------------------------------------------------

The Applicable Margins as of the date hereof are 17.0 for Wal-Mart Stores, Inc. and 21.0 for Toys "R" Us, Inc.

     "Assignee" shall have the meaning set forth in Section 11.7.
      --------                                      ------------

     "Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978 (11
      ---------------
U.S.C. (S) 101, et seq.), as amended from time to time.
                -- ----

     "Business Day" means any day other than Saturday, Sunday or other day on
      ------------
which commercial banks in Dallas, Texas, New York, New York, or San Francisco, California, are authorized or required by law to close and, if the applicable Business Day relates to the Eurodollar Rate, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

     "Collection Account" has the meaning set forth in Section 2.4.
      ------------------                               -----------

     "Collections" means, with respect to any Listed Receivable, (a) all funds
      -----------
which are received by the Transferor, any Seller or the Servicer (or any sub-servicer) in payment of any amounts owed in respect of such Listed Receivable (including, without limitation, purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Listed Receivable (including, without limitation, insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the applicable Obligor or any other Person directly or indirectly liable for the payment of such Listed Receivable and available to be applied thereon), and (b) all other proceeds of such Listed Receivable.

     "Commitment Fee" has the meaning set forth in Section 2.8.
      --------------                               -----------

     "Contract" means, with respect to any Listed Receivable, any and all
      --------
contracts, understandings, instruments, agreements, leases, invoices, notes, or other writings pursuant to which such Listed Receivable arises or which evidences such Listed Receivable or under which the applicable Obligor becomes or is obligated to make payment in respect of such Listed Receivable.

     "Credit and Collection Policy" means those receivables credit and
      ----------------------------
collection policies and practices of the Sellers in effect on the date of this Agreement, as amended from time to time to the extent not prohibited by this Agreement or the Purchase and Sale Agreement.

     "Deficiency Advance" has the meaning set forth in Section 2.7.
      ------------------                               -----------

     "Dilution" means any adjustment in the outstanding principal balance of a
      --------
Listed Receivable attributable to any credits, rebates, billing errors, sales or similar taxes, discounts, setoffs, disputes, chargebacks, returns, allowances or similar items.

     "Dividend" means in respect of the Transferor, (i) cash distributions or
      --------
any other distributions on, or in respect of, any class of capital stock of the Transferor, and (ii) any and all funds, cash or other payments made in respect of the redemption, repurchase or acquisition of such stock.

     "Due Date" means, with respect to any Purchase Date, a date selected by the
      --------
Transferor which shall not be later than ninety days thereafter, excluding the Purchase Date and including such Due Date.

     "Eligible Receivables" means, on an applicable Purchase Date, any
      --------------------
Receivable: (i) which has a stated maturity and which stated maturity is not later than the related Due Date; (ii) which is an "account" as defined in the UCC of any applicable jurisdiction; (iii) which is denominated and payable only in United States dollars in the United States; (iv) which, together with the Contract related thereto, is in full force and effect and constitutes the legal, valid and binding obligation of the applicable Obligor enforceable against such Obligor in accordance with its terms and subject to no offset, counterclaim or other defense; (v) which, together with the Contract related thereto, does not contravene in any material respect any Governmental Rules applicable thereto and with respect to which no part of the Contract related thereto is in violation of any such Governmental Rule in any material respect; (vi) which satisfies all applicable requirements of the Credit and Collection Policy, including that the Receivable not be delinquent or defaulted; and (vii) which was generated in the ordinary course of the related Seller's business and which was purchased by the Transferor from such Seller in accordance with the Purchase and Sale Agreement.

     "Eurodollar Rate" means, for each Yield Period, a rate per annum (rounded
      ---------------
upward to the nearest 1/16 of one percent) determined pursuant to the following formula:

                   Eurodollar Rate =                 LIBOR
                                    -----------------------------------------
                                       1.00 - Eurodollar Reserve Percentage

     Where,

          "Eurodollar Reserve Percentage" means the maximum reserve percentage
           -----------------------------
     (expressed as a decimal rounded upward to the next 1/100 of one percent) in effect on the date LIBOR for such Yield Period is determined (whether or not applicable to any Purchaser) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency Liabilities") having a term equal to such Yield Period; and

          "LIBOR" means the rate of interest per annum determined by the Agent
           -----
     to be the arithmetic mean (rounded upward to the nearest 1/16th of 1%) of the rates of interest per annum notified to the Agent by each Reference Bank as the rate of interest at which dollar deposits in the approximate amount of the amount of the purchase to be made or continued as a Eurodollar Rate purchase by such Reference Bank and having a maturity comparable to such Yield Period would be offered to major banks in the London interbank market at their request at or about 11:00 a.m. (London
     Time) on the second Business Day prior to the commencement of such Yield Period.

     "Facility Termination Date" means the earlier of (i) March 31, 2003, as
      -------------------------
such date may be extended pursuant to Section 2.5, or (ii) the date on which the
                                      -----------
Agent delivers a notice of termination as a result of a Termination Event in accordance herewith.

     "Fisher-Price" means Fisher-Price, Inc., a Delaware corporation.
      ------------

     "Guarantor" has the meaning set forth in the preamble to this Agreement.
      ---------

     "Guaranty" has the meaning set forth in Section 8.1.
      --------                               -----------

     "Indemnified Amounts" means any and all claims, damages, costs, expenses,
      -------------------
losses and liabilities (including all reasonable fees and other charges of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all reasonable other charges of internal counsel).

     "Indemnified Parties" means the Agent, the Purchasers and their respective
      -------------------
Affiliates, together with each of their respective employees, agents, successors, transferees and assigns.

     "Insolvency Proceeding" means (a) any case, action or proceeding before any
      ---------------------
court or other Governmental Person relating to bankruptcy, reorganization, insolvency, liquidations, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; and in the case of clause (a) or (b), undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

     "Listed Receivables" means the Receivables the outstanding principal
      ------------------
balances of which were reflected in the applicable Purchase Notice and subsequently identified pursuant to Section 2.2(a)(iii).
                                    -------------------

     "Material Adverse Effect" means (i) a material adverse effect upon the
      -----------------------
business, operations, properties, assets, business prospects or condition (financial or otherwise) of the Transferor or Mattel and its Subsidiaries, taken as a whole, or (ii) a material impairment of the ability of any Seller Party to perform its obligations under this Agreement.

     "Mattel" has the meaning set forth in the preamble to this Agreement.
      ------

     "Mattel Credit Agreement" means the Second Amended and Restated Credit
      -----------------------
Agreement dated as of March 11, 1998, among Mattel, the financial institutions parties thereto, and Bank of America, as Agent, as such agreement may be amended, amended and restated or otherwise modified from time to time. In the event that any term of or section number in the Mattel Credit Agreement that is incorporated by reference in this Agreement (including pursuant to Section 7.2
                                                                   -----------
of this Agreement) is changed by any amendment or amendment and restatement of the Mattel Credit Agreement (e.g., an amendment and restatement that renumbers
Section 10.14 of the Mattel Credit Agreement as Section 10.16 of the amended and restated agreement), the parties hereto shall cooperate in good faith to amend this Agreement in order to correct the references herein to the applicable terms and section numbers of the Mattel Credit Agreement incorporated by reference in this Agreement. In the event that the Mattel Credit Agreement shall cease to be in effect, then all references herein to the Mattel Credit Agreement shall be deemed to refer to the Mattel Credit Agreement as in effect immediately prior to such cessation.

     "Mattel Factoring" has the meaning set forth in the preamble to this
      ----------------
Agreement.

     "Mattel Sales" means Mattel Sales Corp., a California corporation.
      ------------

     "Obligations" has the meaning set forth in Section 8.1.
      -----------                               -----------

     "Obligors" means Toys "R" Us, Inc., a Delaware corporation, and Wal-Mart
      --------
Stores, Inc., a Delaware corporation.

     "Participant" has the meaning set forth in Section 11.7.
      -----------                               ------------

     "Percentage" means, with respect to any Purchaser at any time, the
      ----------
percentage set forth next to its name on the signature page hereof, which is the equivalent of a fraction, the numerator of which is equal to such Purchaser's Purchaser Commitment, and the denominator of which is equal to the Purchasers' Investment Limit.

     "Permitted Accounts Receivable Financing Facilities" means this Agreement;
      --------------------------------------------------
the Purchase and Sale Agreement dated as of December 18, 1997, among Mattel Sales and Fisher-Price, as sellers, Mattel, as servicer, and Mattel Factoring, as buyer (as amended, supplemented or otherwise modified from time to time), with respect to the purchase of certain Wal-Mart Stores, Inc. Receivables; the Receivables Purchase Agreement dated as of December 18, 1997, among Mattel Factoring, as transferor, Mattel, as servicer and guarantor, and Bank of America, NT & SA, as purchaser (as amended, supplemented or otherwise modified from time to time), with respect to the sale of certain Wal-Mart Stores, Inc. Receivables; and the Other Permitted Accounts Receivable Financing Facilities.

     "Prior Transfer and Administration Agreement" means that certain Transfer
      -------------------------------------------
and Administration Agreement dated as of March 11, 1997, among Mattel Factoring, as transferor, Mattel, as guarantor and servicer, certain financial institutions party thereto from time to time, as purchasers, and NationsBank of Texas, N.A., as agent for such purchasers.

     "Proofs of Claim" mean collectively, proofs of claim under the Bankruptcy
      ---------------
Code or any analogous or similar item or items which may or shall be filed by or on behalf of a creditor of any party to an Insolvency Proceeding.

     "Purchase and Sale Agreement" means the Purchase and Sale Agreement dated
      ---------------------------
as of the date hereof (as amended, amended and restated or otherwise modified from time to time), among the Sellers, Mattel, as servicer thereunder, and the Transferor, as buyer thereunder.

     "Purchase Date" means the proposed date on which the Transferor proposes to
      -------------
sell to the Purchasers an undivided percentage ownership interest in the Listed Receivables identified on the related Purchase Notice.

     "Purchase Notice" means a notice from the Servicer to the Agent
      ---------------
substantially in the form attached hereto as Exhibit I.
                                             ---------

     "Purchased Interest" means, at any time the undivided percentage ownership
      ------------------
interest of the Purchasers acquired pursuant to this Agreement from the Transferor in the Listed Receivables reflected on the applicable Purchase Notice, Related Security with respect to such Receivables, Collections with respect to such Receivables, and proceeds of, and amounts received or receivable under any or all of, the foregoing. Such undivided percentage ownership interest shall be computed as

                                     PI+YR
                                     -----
                                      LRB
     where:

            PI       =       the Purchasers' Investment with respect to such
                             Purchased Interest at the related Purchase Date;

            YR       =       the Yield Reserve of such Purchased Interest at the
                             related Purchase Date; and

            LRB      =       the outstanding principal balance of the related
                             Listed Receivables as of the date the related
                             Purchase Notice is sent to the Agent;

provided, however, that the Purchased Interest shall never be more than 1.0.
-----------------

     "Purchasers" has the meaning set forth in the preamble to this Agreement.
      ----------

     "Purchase Rate" means a rate per annum equal to the Eurodollar Rate, plus
      -------------                                                       ----
the Applicable Margin. The Purchase Rate for a Yield Period shall be established on the applicable day contemplated by the definition of Eurodollar Rate.

     "Purchaser Commitment" means, for each Purchaser, such Purchaser's
      --------------------
Percentage of the Purchasers' Investment Limit.

     "Purchasers' Investment" means the amount to be paid by the Purchasers for
      ----------------------
the account of the Transferor with respect to a Purchased Interest.

     "Purchasers' Investment Limit" means Three Hundred Million Dollars
      ----------------------------
($300,000,000).

     "Receivable" means any indebtedness and other obligations owed to a Seller,
      ----------
or any right of a Seller to payment, from or on behalf of either Obligor (determined prior to giving effect to any purchase by the Transferor under the Purchase and Sale Agreement or to any purchase hereunder by the Purchasers) whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale or lease of goods or the rendering of services by such Seller, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto.

     "Reference Banks" means Bank of America National Trust and Savings
      ---------------
Association and NationsBank of Texas, N.A. In the event that at any time of determination only one bank designated as "Reference Banks" are providing rates for deposits referred to in the definition of "Eurodollar Rate," that bank shall be the "Reference Banks" for purposes of this Agreement.

     "Related Security" means with respect to any Listed Receivable:  (i) all of
      ----------------
the Transferor's interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable;
(ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings signed by any Obligor relating thereto; and (iii) all guarantees, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable whether pursuant to the Contract related to such Receivable or otherwise, including, without limitation, all of the Transferor's rights with respect to such Receivables under the Purchase and Sale Agreement.

     "Requisite Purchasers" means, at any date of determination, Purchasers
      --------------------
having at least 66 2/3% of the aggregate Purchaser Commitments at such time.

     "Restricted Payments" has the meaning set forth in Section 6.1(k).
      -------------------                               --------------

     "Seller Party" means each of the Transferor and Mattel (in its capacity as
      ------------
the Servicer or the Guarantor).

     "Sellers" means, collectively, Mattel Sales and Fisher-Price.  A reference
      -------
to the "related" Seller means with respect to a Receivable, that such Receivable by its original terms was owed to such Seller.

     "Servicer" has the meaning set forth in the preamble to this Agreement;
      --------
provided that following the appointment of a successor Servicer in accordance
--------
with this Agreement, all references herein to the Servicer shall be references to such successor Servicer.

     "Servicer Default" has the meaning set forth in Section 4.3.
      ----------------                               -----------

     "Solvent" means, as to any Person at any time, that (a) the fair value of
      -------
the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code and, in the alternative, for purposes of applicable state fraudulent conveyance law; (b) the present fair saleable value of the property of such Person is not less than the amount that shall be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it shall, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

     "Specified Assets" means, whether now or hereafter owned, existing or
      ----------------
arising: (A) Listed Receivables, (B) all Related Security with respect to such Receivables, (C) all Collections with respect to such Receivables (including Collections received on and after the date that the related Purchase Notice is sent to the Agent and prior to the related Purchase Date), and (D) all proceeds of, and all amounts received or receivable under any or all of, the foregoing.

     "Subordinated Note" has the meaning specified in the Purchase and Sale
      -----------------
Agreement.

     "Termination Event" has the meaning set forth in Section 10.1.
      -----------------                               ------------

     "Termination Event Day" means a day on which a Termination Event exists.
      ---------------------

     "Transaction Documents" means this Agreement, the Purchase and Sale
      ---------------------
Agreement, the Subordinated Notes and all certificates, instruments, UCC financing statements, reports, notices, letters, agreements and documents executed or delivered by any Seller Party or a Seller under or in connection with this Agreement, thereby excluding, for example, the Mattel Credit Agreement, in each case as any such Transaction Documents may be amended, amended and restated, extended or otherwise modified from time to time. The Demand Note referred to in Section 3.1 to the Purchase and Sale Agreement will
                           -----------
not be a Transaction Document for purposes of this Agreement.

     "Transferor" has the meaning set forth in the preamble to this Agreement.
      ----------

     "UCC" means the Uniform Commercial Code as from time to time in effect in
      ---
the applicable jurisdiction.

     "UCC Filing Date" means the first date on which any UCC financing statement
      ---------------
is filed pursuant hereto.

     "Yield," for any Purchased Interest for the related Yield Period, means an
      -----
amount determined as follows:

                                PR x YP x 1/360

     where:

          PR   =  the Purchase Rate for such Yield Period; and

          YP   =  the number of days in such Yield Period.

     "Yield Period" means each period from and including a Purchase Date to but
      ------------
excluding the related Due Date.

     "Yield Reserve" means the Yield with respect to an applicable Purchased
      -------------
Interest, times the applicable Purchasers' Investment; provided that no
          -----                                        --------
provision in this Agreement shall require the payment or permit the collection of Yield Reserve in excess of the maximum permitted by applicable law.

     Section 1.2  Other Terms. All accounting terms not specifically defined
                  -----------
herein shall be construed in accordance with generally accepted accounting practices. All terms used in Division 9 of the UCC in the State of California, and not specifically defined herein, are used herein as defined in such Division
9. Unless the context otherwise requires, (i) "or" means "and/or," (ii) "including" (and with correlative meaning "include" and "includes") means including, without limiting the generality of any description preceding such term, (iii) the meanings of defined terms are equally applicable to the singular and plural forms of such defined terms, and (iv) all other terms not otherwise defined herein shall have the meanings assigned to such terms in the Mattel Credit Agreement.

                ARTICLE II. AMOUNTS AND TERMS OF THE PURCHASES

     Section 2.1  Purchase Facility. On the terms and conditions hereinafter
                  -----------------
set forth, each Purchaser hereby agrees to purchase from time to time from the Transferor, without recourse (except as expressly provided herein), undivided percentage ownership interests in the Listed Receivables and other items included in the related Purchased Interest.

     Section 2.2  Making Purchases.
                  ----------------

     (a) (i) Each purchase of undivided percentage ownership interests hereunder shall be made upon the Servicer's delivery to the Agent of a Purchase Notice, which notice shall be irrevocable. Each Purchase Notice must be received by the Agent not later than 9:00 a.m., Los Angeles time, on the third Business Day prior to the related Purchase Date. A Purchase Notice shall specify for each Obligor (A) the aggregate amount of the Listed Receivables, (B) the Purchase Date (which must be a Business Day), (C) the related Due Date, and
(D) the proposed amount of the Purchasers' Investment.

               (ii) Not later than 9:00 a.m. (Los Angeles time) on the second Business Day prior to the related Purchase Date, the Agent shall send to the Servicer a notice setting forth a calculation of the related Purchased Interest, including a description of the related Purchasers' Investment and the Yield Reserve. The Agent shall calculate the Purchasers' Investment with respect to a Purchased Interest as an amount which, when added to the related Yield Reserve, is as close as reasonably practicable to (but not in excess of) the aggregate outstanding principal balances of the related Eligible Receivables set forth in the related Purchase Notice; it being understood and agreed that the aggregate outstanding Purchasers' Investments shall not exceed the Purchasers' Investment Limit.

               (iii) The Transferor shall send to the Agent for receipt by the Agent not later than the Business Day prior to the related Purchase Date, a schedule of the Listed Receivables, identifying the invoice number, outstanding principal balance and maturity date of each such Receivable (in each case as of the date of the related Purchase Notice). None of such Listed Receivables shall have been the subject of a prior Purchase Notice.

     (b) Promptly after receipt of a Purchase Notice, the Agent shall notify each Purchaser of the proposed purchase (such notice to normally be given within two hours of receipt by the Agent). Each Purchaser shall make available to the Agent its pro rata share of the Purchase Price by remitting such funds to the Agent's Account prior to 2:00 p.m., Dallas, Texas time on the Purchase Date. On each Purchase Date, the Agent shall, upon satisfaction of the applicable conditions set forth in Article III hereto, pay to the Servicer, for the account
                        -----------
of the Transferor, in same day funds, an amount equal to the aggregate of the amounts so made available by the Purchasers. The Agent shall cause an amount of same-day funds equal to such aggregate amount received by the Agent to be credited to the Transferor's account at Bank of America National Trust & Savings Association, Account No. 1235906117, reference "Mattel Factoring," ABA No. 121000358, or any other account designated in writing by the Transferor or the Servicer to the Agent from time to time. No Purchaser shall be obligated to make a purchase in excess of its Purchase Commitment.

     (c)  On each Purchase Date, effective upon the payment contemplated by
Section 2.2(b) (and without the necessity of any formal or other instrument of assignment or other further action), the Transferor hereby sells and assigns to the Purchasers an undivided percentage ownership interest equal to the Purchased Interest in each related Listed Receivable reflected on the applicable Purchase Notice (and subsequently identified pursuant to Section 2.2(a)(iii)) and the other Specified Assets related thereto.

     (d) To secure all of the obligations (monetary or otherwise) of the Transferor under this Agreement and the other Transaction Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent, the Transferor hereby grants to the Agent for the benefit of the Agent and the Purchasers a security interest in, to and under all of the Transferor's right, title and interest (including any undivided interest of the Transferor) in all of the Specified Assets. The Agent, on behalf of itself and the Purchasers, shall have, with respect to the Specified Assets, and in addition to all the other rights and remedies available to the Agent, all the rights and remedies of a secured party under any applicable UCC.

     Section 2.3  Payments and Computations, Etc. All amounts to be paid or
                  ------------------------------
deposited by a Seller Party hereunder shall be paid or deposited, without setoff, counterclaim or reduction of any kind, no later than 10:00 a.m. (Los Angeles time) on the day when due in same day funds to the Agent's Account. All amounts received after noon (Los Angeles time) shall be deemed to have been received on the immediately succeeding Business Day. The Transferor shall, to the extent permitted by Governmental Rule, pay to the Agent, for the benefit of the Purchasers, upon demand, interest on all amounts not paid or deposited when due to the Purchasers hereunder at a rate per annum equal to 2% in excess of the prime rate of interest announced by the Agent from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by the Agent). All computations of Yield and Commitment Fee shall be made on the basis of a year of 360 days for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit. All payments received by the Agent or any Purchaser hereunder (other than the Commitment Fee) on account of a Purchased Interest shall be applied by the Agent, first to pay due and payable Yield Reserve with respect to the related Purchasers' Investment, second to pay all due and payable fees and expenses and other amounts due to the Purchasers and the Agent hereunder, and third, to repay any such Purchasers' Investment. The amount of each Purchasers' Investment shall be reduced by payments received by the Agent and applied on account of such Purchasers' Investment pursuant to this Agreement.

     Section 2.4  Collection Account. (a)  At any time the second highest
                  ------------------
long-term unsecured debt rating issued to the Servicer by S&P, Moody's or Duff & Phelps is lower than BBB-, Baa3 or BBB-, respectively, there shall be established and maintained, in the name of the Agent for the benefit of the Purchasers, a segregated account (the "Collection Account"), at NationsBank of
                                       ------------------
Texas, N.A., bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Purchasers. Any interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be retained in the Collection Account and be available to make any payments required to be made hereunder to the Agent or the Purchasers. Upon the earlier of (i) the Servicer's second highest long-term unsecured debt rating issued to the Servicer by S&P, Moody's or Duff & Phelps is BBB-, Baa3 or BBB-, respectively, or higher or (ii) the date on which the Purchasers' Investment is zero, any funds remaining on deposit in the Collection Account shall be released to the Transferor in same-day funds.

     (b) During such time that the second highest long-term unsecured debt rating issued to the Servicer by S&P, Moody's or Duff & Phelps is lower than BBB-, Baa3 or BBB-, respectively, the Servicer shall deposit within two Business Days all Collections it receives into the Collection Account. Such Collections shall be retained in the Collection Account by the Agent until the next succeeding Due Date, at which time such amounts shall be applied pursuant to the terms hereof.

     Section 2.5  Facility Termination Date. The Facility Termination Date may
                  -------------------------
be extended to any subsequent date agreed upon from time to time by the parties hereto in accordance with this Section. During the thirty (30) day period ending on the thirtieth (30th) day before the then existing Facility Termination Date, the Servicer, the Transferor and the Guarantor may, by sending a letter to the Agent, request that the Facility Termination Date be extended for an additional period of time, not to exceed 365 days. The Purchasers may, in their sole discretion, agree to extend such Facility Termination Date. If the Agent and the Purchasers agree to extend such Facility Termination Date, then they shall sign a copy of such letter and send the same to the Servicer. The Facility Termination Date shall then be extended to, and shall be deemed to have been amended to be, the applicable date specified in such letter. If the Agent and the Purchasers do not sign a copy of such letter and send the same to the Servicer prior to the then existing Facility Termination Date, then the Agent and the Purchasers shall be deemed to have declined to extend (and to have declined to amend) the Facility Termination Date.

     Section 2.6  Adjustment of Facility Limit. (a)  The Transferor shall have
                  ----------------------------
the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or penalty, the Purchasers' Investment Limit; provided that the Purchasers' Investment Limit, as reduced,
                  --------
shall equal or exceed the total outstanding Purchasers' Investment as of the date of such reduction.

     (b) The Transferor shall give not less than three Business Days' prior written notice to the Agent designating the date (which shall be a Business Day) and the amount of such termination or reduction. Any partial reduction shall be in an aggregate minimum amount of $10,000,000 and integral multiples of $1,000,000 in excess of that amount. Promptly after receipt of a notice of such termination or partial reduction, the Agent shall notify each Purchaser and Bank of America National Trust and Savings Association as agent under the Mattel Credit Agreement of the proposed termination or reduction. Such termination or reduction shall be effective on the date specified in the Transferor's notice and shall terminate or reduce the dollar amount of each Purchaser's Purchase Commitment.

     Section 2.7  Deficiency Advances. No Purchaser shall be responsible for
                  -------------------
any default of any other Purchaser in respect of such other Purchaser's obligation to fund any portion of a purchase hereunder, nor shall the commitment of any Bank hereunder be increased as a result of such default by any other Purchaser. Without limiting the generality of the foregoing, in the event any Purchaser shall fail to advance funds as provided herein, the Agent may, in its discretion but shall not be obligated to, advance as a Purchaser all or any portion of such amount (the "Deficiency Advance") and shall thereafter be
                             ------------------
entitled to payments on such Deficiency Advance in the same manner and at the same rate(s) to which such other Purchaser would have been entitled had it made such advance itself; provided that, upon payment to the Agent from such other
                     --------
Purchaser of the entire outstanding amount of such Deficiency Advance, together with interest thereon, at the Applicable Margin applicable to the related Purchase, then such payment shall be credited against the Agent's share of the total outstanding Purchaser' Investment in full payment of such Deficiency Advance. Acceptance by the Transferor of a Deficiency Advance from the Agent shall in no way limit the rights of the Transferor against the Purchaser failing to fund its pro rata portion (based on its Percentage) of the Purchase Price of any purchase hereunder.

     Section 2.8  Commitment and Other Fees. (a) The Transferor hereby agrees
                  -------------------------
to pay to the Agent for the rateable benefit of the Purchasers, for the period from and including the date hereof through the Facility Termination Date, a non-refundable fee (the "Commitment Fee") equal to six and one-half basis points
                     --------------
(0.065%) per annum on the excess of (i) the average Purchasers' Investment Limit over (ii) the average outstanding amount of the Purchasers' Investments on each day during each applicable period described below. The Commitment Fee shall be payable in arrears on the first Business Day of each calendar quarter occurring after the first Purchase Date, and on the Facility Termination Date; provided,
                                                                     --------
however, that the
-------

Commitment fee shall increase to eight and one-half basis points (0.085%) at any time the second highest long-term unsecured debt rating of any Obligor issued by S&P, Moody's or Duff & Phelps is lower than A, A2 or A, respectively.

     (b) Mattel agrees to pay to the Agent on the date hereof and annually thereafter such fees as are described in that certain fee letter between the Agent and Mattel, dated January 29, 1998.

                     ARTICLE III. CONDITIONS OF PURCHASES

     Section 3.1. Conditions Precedent to Initial Purchase. The initial purchase
                  ----------------------------------------
of an undivided interest pursuant to this Agreement is subject to the conditions precedent that the Agent shall have received on or before the related Purchase Date the following, each in form and substance (including the date thereof) satisfactory to the Agent: (a) a counterpart of this Agreement and the Purchase and Sale Agreement duly executed by the Seller Parties and the Sellers, as the case may be; (b) favorable opinions of (x) the General Counsel or an Assistant General Counsel of Mattel, relating to the Seller Parties and (y) Latham & Watkins, special counsel to the Seller Parties; (c) a certificate of the Assistant Secretary of each Seller Party certifying in each case (i) the names and signatures of its applicable officers that shall execute and deliver the Transaction Documents (on which certificate the Agent may conclusively rely until such time as the Agent shall receive a revised certificate meeting the requirements of this clause), (ii) that attached thereto is a true and correct copy of the certificate or articles of incorporation (certified by the Secretary of State of Delaware or California, as the case may be), by-laws of such Seller Party, in each case as in effect on the date of such certification, (iii) that attached thereto are true and complete copies of excerpts of resolutions adopted by the Board of Directors of such Seller Party, approving the execution, delivery and performance of this Agreement and all other Transaction Documents to which such Seller Party is a party; and (iv) that attached thereto are good standing certificates issued by the Secretary of State of Delaware with respect to Mattel and Mattel Factoring; (d) a UCC-1 financing statement signed by the Transferor in form for filing with the Secretary of State of California; (f) good standing certificates dated as of a recent date for each Seller Party from the Secretary of State of the States of Delaware and California; (g) copies of searches of financing statements filed with the (i) Secretary of State of the State of California, naming each of the Transferor and Mattel Sales as the debtor, and (ii) the Secretary of State of the State of New York, naming Fisher-Price as the debtor; (h) all accrued and outstanding amounts owing under the Prior Transfer and Administration Agreement which have been detailed in writing and delivered to the transferor or servicer thereunder shall have been paid in full, and (i) each other item to be delivered pursuant to Section 3.1 of the Purchase and Sale Agreement.

     Section 3.2. Conditions Precedent to All Purchases. Each purchase
                  -------------------------------------
(including the initial purchase) of undivided interests pursuant to this Agreement shall be subject to the further conditions precedent that: (a) on the Purchase Date applicable to such purchase the following statements shall be true (and acceptance of the proceeds of such purchase shall be deemed a representation and warranty by the Transferor that such statements are then true): (i) the representations and warranties contained in Section 5.1 are true
                                                           -----------
and correct on and as of such Purchase Date as though made on and as of such date (except to the extent any representation and warranty is expressly made as of an earlier date); and (ii) no event has occurred and is continuing, or would result from such purchase, that constitutes a Termination Event or that would constitute a Termination Event but for the requirement that notice be given or time elapse or both; (b) after giving effect to the payment contemplated by Section 2.2 on the date of such purchase, the
                               -----------
aggregate outstanding Purchasers' Investments shall not exceed the Purchasers' Investment Limit; (c) the Agent shall have received a list of Eligible Receivables in accordance with Section 2.2; (d) such Purchase Date is also a
                               -----------
"Purchase Date" as defined in the Purchase and Sale Agreement; (e) the related Due Date is prior to the Facility Termination Date; and (f) after giving effect to the Yield Period in connection with such purchase, there are no other Yield Periods in effect.

                ARTICLE IV. SERVICING AND SETTLEMENT PROCEDURES

     Section 4.1. Appointment of Servicer. Until the Agent gives notice to the
                  -----------------------
Transferor of the designation of a new Servicer in accordance with the last sentence of this Section, Mattel is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof; provided that, with respect to any group of Listed Receivables, Mattel
        --------
(solely in its capacity as Servicer) may, at any time, upon prior written notice to the Agent, designate any Affiliate of Mattel as sub-servicer hereunder; provided, however, that such Affiliate shall not become the Servicer and,
--------  -------
notwithstanding any such delegation, Mattel shall remain liable for the performance of the duties and obligations of the Servicer in accordance with the terms of this Agreement without diminution of such liability by virtue of such delegation and to the same extent and under the same terms and conditions as if Mattel alone were performing such duties and obligations. Subject to the foregoing, Mattel hereby delegates to Fisher-Price all of Mattel's duties and obligations under Section 4.2 below with respect to the Listed Receivables
                  -----------
originated by Fisher-Price. Mattel acknowledges that the Agent and the Purchasers have relied on the agreement of Mattel to act as the Servicer hereunder in making their decision to execute and deliver this Agreement. Accordingly, Mattel agrees that it shall not voluntarily resign as the Servicer. In the event that a new "Servicer" has been designated pursuant to the Purchase and Sale Agreement or upon the occurrence of a Servicer Default as contemplated by Section 4.4, the Agent may designate as Servicer any Person (including the
   -----------
Agent) to succeed Mattel or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.

     Section 4.2. Duties of Servicer. The Servicer shall take or cause to be
                  ------------------
taken all such action as may be necessary or advisable to collect each Listed Receivable from time to time, all in accordance with this Agreement and all applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy; provided, however, that the
                                                     --------  -------
Servicer shall not extend the maturity of any Listed Receivable. The Transferor shall deliver to the Servicer and the Servicer shall hold for the benefit of the Transferor and the Agent for the benefit of the Purchasers in accordance with their respective interests, all records and documents (including computer tapes or disks) with respect to such Listed Receivables. Notwithstanding anything to the contrary contained herein, the Agent, with the consent or direction of the Requisite Purchasers, may direct the Servicer to commence or settle any legal action to enforce collection of any Listed Receivable or to foreclose upon or repossess any

Related Security; provided, however, that no such direction may be given unless
                  --------  -------
(x) a Termination Event has occurred and is continuing, and (y) the Requisite Purchasers believe in good faith that failure to commence, settle, or effect such legal action, foreclosure or repossession could materially and adversely affect a material portion of the Listed Receivables. Subject to Section 2.4, the
                                                                -----------
Servicer shall hold (and shall cause each sub-servicer to hold) in trust (and, during the continuance of a Termination Event, at the request of the Agent, segregate) for the Agent for the benefit of the Purchasers, from Collections received by the Transferor, any Seller or the Servicer (or any sub-servicer) with respect to the Listed Receivables, the percentage of such Collections represented by the related Purchased Interest. On each Due Date, the Servicer shall deposit into the Agent's Account the amount of Collections required to be held for the Agent for the benefit of the Purchasers pursuant to the preceding sentence.

     Section 4.3. Servicer Default. The occurrence of any one or more of
                  ----------------
the following events shall constitute a Servicer Default hereunder:

     (a) (i) the Servicer shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in this Section) and such failure shall remain unremedied for ten (10) Business Days or (ii) the Servicer shall fail to make any payment or deposit to be made by it hereunder when due; or

     (b) any representation, warranty, certification or statement made by the Servicer in this Agreement or in any other Transaction Document shall prove to have been incorrect in any material respect when made or deemed made; or

     (c) an Insolvency Proceeding shall have commenced and be continuing with respect to the Servicer; or

     (d) an Event of Default under and as defined in the Mattel Credit Agreement shall have occurred and be continuing.

     Section 4.4. Servicer Default Remedies. Notwithstanding any other
                  -------------------------
provision of this Agreement, during the continuation of a Servicer Default, the Agent, upon the written request of the Requisite Purchasers, shall, by written notice to the Transferor, the Guarantor and the Servicer:

            (i) direct the Obligors that payment of all amounts payable under any Listed Receivable be made directly to the Agent or its designee;

            (ii) instruct the Transferor to give notice of the Purchasers' Interest in the Listed Receivables to the Obligors, which notice shall be given at the Transferor's expense and shall direct that payments be made directly to the Agent or its designee; or

            (iii)  terminate and replace the Servicer.

     Section 4.5. Responsibilities of the Transferor. Anything herein to the
                  ----------------------------------
contrary notwithstanding, the Transferor shall (x) perform all of its obligations (if any) under the Contracts related to Listed Receivables to the same extent as if interests in such Listed

Receivables had not been transferred hereunder and the exercise by the Agent of its rights hereunder shall not relieve any Seller or Seller Party from such obligations and (y) pay when due any taxes payable by the Transferor under applicable law, including any sales taxes payable in connection with the Listed Receivables and their creation and satisfaction. The Transferor shall provide to the Servicer on a timely basis all information needed for such servicing, administration and collection, including notice of the occurrence of any Termination Event Day. Neither the Agent nor any Purchaser shall have any obligation or liability with respect to any Listed Receivable, any Related Security or any related Contract, nor shall the Agent or any Purchaser be obligated to perform any of the obligations of any Seller or Seller Party under any of the foregoing.

                   ARTICLE V. REPRESENTATIONS AND WARRANTIES

     Section 5.1. Representations and Warranties. Each Seller Party severally
                  ------------------------------
represents and warrants, as to itself alone, as applicable, to the Agent and the Purchasers as follows:

     (a) Such Seller Party is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified to do business, and is in good standing, as a foreign corporation in every jurisdiction where the nature of its business requires it to be so qualified, except in jurisdictions in which the failure to be qualified or in good standing has or will have no Material Adverse Effect.

     (b) The execution, delivery and performance by such Seller Party of this Agreement and the other Transaction Documents to which it is a party, including such Seller Party's use of the proceeds of purchases, (i) are within such Seller Party's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene or result in a default under or conflict with (1) such Seller Party's charter or by-laws, (2) any law, rule or regulation applicable to such Seller Party, the violation of which would result in a Material Adverse Effect, (3) any Contractual Obligation of such Seller Party the violation of which would have a Material Adverse Effect or (4) any order, writ, judgment, award, injunction or decree binding on or affecting such Seller Party or its property, the violation of which would result in a Material Adverse Effect, and (iv) do not result in or require the creation of any material Adverse Claim upon or with respect to any of its material properties or upon or with respect to the Listed Receivables (other than pursuant to the Transaction Documents). This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by such Seller Party.

     (c) No authorization or approval or other action by, and no notice to or filing with any or other Person is required for the due execution, delivery and performance by such Seller Party of this Agreement or any other Transaction Document to which it is a party, other than UCC financing statements related hereto or to the Purchase and Sale Agreement.

     (d) This Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

     (e) There is no pending or, to the knowledge of such Seller Party, threatened action or proceeding affecting such Seller Party or any of its Subsidiaries before any Governmental Person or arbitrator which, in the reasonable opinion of such Seller Party and its executive officers, would result in a Material Adverse Effect, or which affects or purports to affect the legality, validity or enforceability of this Agreement or the other Transaction Documents.

     (f) With respect to the Transferor, the Transferor is the legal and beneficial owner of the Listed Receivables and all other Specified Assets, free and clear of any Adverse Claim; upon each purchase, the Agent, for the benefit of itself and the Purchasers, shall have a valid and enforceable first priority, perfected undivided percentage ownership interest to the extent of the Purchased Interest or a valid and enforceable first priority, perfected security interest in each such Listed Receivable and other Specified Assets, in each case free and clear of any Adverse Claim. No effective UCC financing statement or other instrument similar in effect covering any of the Specified Assets is on file in any recording office other than any UCC financing statement filed pursuant to this Agreement in favor of the Agent.

     (g) All exhibits, financial statements, documents, books, records, Purchase Notices, other information or reports furnished or to be furnished at any time by or on behalf of such Seller Party to the Agent in connection with this Agreement are or will be accurate in all material respects as of their respective dates or (except as otherwise disclosed to the Agent at such time) as of the date so furnished, and no such item contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, except to the extent that any such statement or omission that was untrue or misleading at the time made or that subsequently became untrue or misleading has been superseded or corrected by information provided to the Agent prior to the date of this Agreement.

     (h) With respect to the Transferor, the principal place of business and chief executive office (as such terms are used in the UCC) of the Transferor and the office where the Transferor keeps its records concerning the Listed Receivables are located at the address referred to in Section 6.1(b).
                                                      --------------

     (i) Each Seller Party is not in violation of any order of any court, arbitrator or Governmental Person, which violation would have a Material Adverse Effect.

     (j) With respect to the Transferor, no proceeds of any purchase from the Transferor shall be used for any purpose that violates any applicable law, rule or regulation, including Regulations G or U of the Federal Reserve Board.

     (k) No event has occurred and is continuing, or would result from a purchase in respect of the related Purchased Interest or from the application of the proceeds therefrom, which constitutes a Termination Event.

     (1) With respect to the Transferor, the Transferor has accounted for each sale of undivided percentage ownership interests in its Listed Receivables in its books and financial statements as sales, consistent with generally accepted accounting practices.

     (m) With respect to each Seller Party, such Seller Party has complied with all of the material terms, covenants and agreements contained in this Agreement and the other Transaction Documents and applicable to it, except, in any such case, where the consequences, direct or indirect, of any such noncompliance, if any, would not result in a Material Adverse Effect.

     (n) With respect to the Transferor, the Transferor's complete corporate name is set forth in the preamble to this Agreement. The Transferor (i) does not use, and has not during the last five years changed its name or used, any other corporate name, trade name, doing business name or fictitious name, except for names first used after the date of this Agreement and set forth in a notice delivered to the Agent pursuant to of Section 6.1(b), and (ii) has never merged
                                      --------------
with or into or consolidated with any other Person.

                             ARTICLE VI. COVENANTS

     Section 6.1. Covenants. Until the latest of (i) the date on which no
                  ---------
Purchasers' Investment or Yield Reserve in respect of any Purchased Interest shall be outstanding and the Purchasers shall have no further obligation hereunder to purchase interests in Listed Receivables, (ii) the date all other amounts owed by the Transferor or the Servicer under this Agreement to the Agent, any Purchasers and any other Indemnified Party shall be paid in full and the Purchasers shall have no further obligation hereunder to purchase interests in Listed Receivables, and (iii) the date on which this Agreement has been terminated:

     a.   Compliance with Laws, Etc. Each Seller Party shall comply in all
          -------------------------
material respects with all applicable laws, rules, regulations and orders, and preserve and maintain its corporate existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not result in a Material Adverse Effect and not result in any Adverse Claim on the Listed Receivables.

     b.   Offices, Records and Books of Account; Etc. The Transferor (i) shall
          -------------------------------------------
keep its principal place of business and chief executive office (as such terms are used in the UCC) and the office where it keeps its records concerning the Listed Receivables at the address of the Transferor set forth under its name on the signature page hereto or, upon at least 15 days' prior written notice of a proposed change to the Agent, at any other locations, so long as, prior to making such a change, the Transferor shall have taken all actions in any applicable jurisdiction that may be requested by the Agent in accordance with
Section 6.1(d)); and (ii) shall provide the Agent with at least 15 days' written
---------------
notice prior to making any change in the Transferor's name or making any other change in the Transferor's identity or corporate structure (including a merger) which could render any UCC financing statement theretofore filed with respect to such Person by any other Person (including, if applicable, any UCC financing statements filed in connection with this Agreement) "seriously misleading" as such term is used in the UCC, so long as, prior to making such a change, the Transferor shall have taken all actions in any applicable jurisdiction that may be requested by the Agent in accordance with Section
                                                                   -------
6.1(d)); each notice to the Agent pursuant to this Section shall set forth
-------
the applicable change and the effective date thereof. The Transferor also will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Listed Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Listed Receivables (including records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Listed Receivable).

     c.   Performance and Compliance with Contracts and Credit and Collection
          -------------------------------------------------------------------
Policy. Each Seller Party shall, at its expense, timely and fully perform and
------
comply in all material respects with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Listed Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy with regard to each such Listed Receivable and the related Contract.

     d.   Ownership Interest, Etc. The Transferor shall, at its expense, take
          -----------------------
all action necessary or reasonably desirable to maintain a valid, enforceable and first priority, perfected security interest in the Specified Assets in favor of the Agent for the benefit of itself and the Purchasers, free and clear of any Adverse Claim, including taking such action to protect and perfect or more fully evidence the interest of the Agent and the Purchasers under this Agreement, as the Agent may request.

     e.   Sales, Liens, Etc. The Transferor shall not sell, assign (by
          -----------------
operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any or all of its right, title or interest in, to or under the Specified Assets or upon or with respect to any account to which any Collections of any Listed Receivables are deposited (except as required by this Agreement or the rights of the depository institution that maintains such account), or assign any right to receive income in respect of any items contemplated by this Section.

     f.   Extension or Amendment of Receivables. Except as expressly provided in
          -------------------------------------
this Agreement, no Seller Party shall adjust the outstanding principal balance of, or otherwise modify the terms of, any of the Listed Receivables, or amend, modify or waive any term or condition of any related Contract; provided that
                                                               --------
notwithstanding any other provision of this Agreement, no Seller Party shall extend the maturity of any Listed Receivable.


     g.   Change in Business or Credit and Collection Policy. No Seller Party
          --------------------------------------------------
shall make any change in the character of its business, or in the Credit and Collection Policy, that would result in a Material Adverse Effect. No Seller Party shall make any other change in the Credit and Collection Policy without the prior written consent of the Agent.

     h.   Audits. Each Seller Party shall, from time to time during regular
          ------
business hours (and with reasonable advance notice) as requested by the Agent, permit the Agent, or its agents or representatives, (x) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of such Seller Party relating to Listed Receivables and the Related Security, including the related Contracts, and (y) to visit the offices and properties of such Seller Party for the purpose of examining such materials described in clause (x) above, and to discuss matters relating to Listed Receivables and the Related Security or such Seller Party's performance hereunder or under the Contracts with any of the officers, employees, agents or contractors of such Seller Party having knowledge of such matters. Without limiting the foregoing, such examinations, copies, abstracts, visits and discussions may cover, among other things, maturity dates, agings, past dues, charge-offs, and offsets with respect to the Listed Receivables.

     i.   Status of Listed Receivables.  In the event that any third party and
          ----------------------------
any Seller Party enter into negotiations or discussions regarding the provision of financing (whether in the form of a loan, purchase or otherwise) with respect to any Listed Receivable, such Seller Party shall inform such third party that the Transferor has sold an undivided percentage ownership interest in such Listed Receivable to the Purchasers.

     j.   Reporting Requirements.
          ----------------------

          (i) If a Purchasers' Investment with respect to an undivided interest purchased by the Purchasers remains outstanding on the applicable Due Date, then the Transferor or the Servicer shall provide to the Agent on a weekly basis a report, in form and substance satisfactory to the Agent, with respect to the related Listed Receivables (including with respect to collection efforts pertaining thereto).

          (ii) Each Seller Party shall provide to the Agent as soon as possible and in any event within five Business Days after the occurrence of each Termination Event or event which, with the giving of notice or lapse of time, or both, would constitute a Termination Event, a statement of the chief financial officer of such Seller Party setting forth details of such Termination Event or event and the action that such Seller Party has taken and proposes to take with respect thereto.

          (iii) The Servicer shall provide to the Agent the financial statements described in Section 6.1(a) and (b) of the Mattel Credit Agreement, pursuant to the terms of such Sections.

          (iv) Each Seller Party shall provide to the Agent such other information respecting Listed Receivables or the condition or operations, financial or otherwise, of the Transferor or any of its Affiliates as the Agent may from time to time reasonably request (including listings identifying the outstanding principal balance of each Listed Receivable).

     k.   General Restrictions. (i) The Transferor shall not (A) pay or
          --------------------
declare any Dividend, (B) lend or advance any funds, or (C) repay any loans or advances to, for or from any Seller or other Affiliate of the Transferor (actions of the type described in clauses (A), (B) and (C) are herein collectively called "Restricted Payments"), unless (i) in the case of Dividends, such Dividends comply with applicable law, and (ii) in the case of any Restricted Payment, the

Transferor would be Solvent after giving effect to such Restricted Payment.

     l.   Mergers, Acquisitions, Sales, Investments, Etc. The Transferor shall
          -----------------------------------------------
 not:

          (i) be a party to any merger or consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person;

          (ii) sell, transfer, convey or lease any of its assets, other than pursuant to or, as expressly permitted by this Agreement or any other Permitted Accounts Receivable Financing Facilities; or

          (iii) make, incur or suffer to exist any investment in, equity contribution to, loan or advance to, or payment obligation in respect of the deferred purchase price of property from, any other Person, (x) except as expressly contemplated by the Purchase and Sale Agreement or any Permitted Accounts Receivable Financing Facility and (y) except, in the case of loans, under the Demand Note described in Section 3 to the Purchase and Sale Agreement (or other similar demand notes delivered in connection with Permitted Accounts Receivable Financing Facilities).

     m.   No Modification of the Purchase and Sale Agreement. The Transferor
          --------------------------------------------------
will not agree to any amendment, supplement, waiver, alternation or other modification of the Purchase and Sale Agreement which may have a material adverse effect on the Agent's right, title and interest in the Receivables or which may have a material adverse effect on the collectibility of the Receivables.

                         ARTICLE VII. INDEMNIFICATION

     Section 7.1. Indemnification Generally. (a) Without limiting any other
                  -------------------------
rights that the Indemnified Parties may have hereunder or under applicable law, the Transferor hereby agrees (x) to indemnify each Indemnified Party from and against any and all Indemnified Amounts awarded against or incurred by such Indemnified Party arising out of or resulting from this Agreement or the use of proceeds of purchases or the ownership of the Purchased Interest, or any interest therein, or in respect of any Listed Receivable or any related Contract, and (y) to pay within 15 days of demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against such Indemnified Amounts, including Indemnified Amounts relating to or resulting from any of the following: (i) the failure of any information provided to the Agent with respect to Listed Receivables or the other Specified Assets; (ii) the failure of any representation or warranty or statement made or deemed made by the Transferor or the Servicer under or in connection with this Agreement to have been true and correct in all respects when made (it being understood and agreed that for purposes of this Section, in determining whether any such representation or warranty or statement was true and correct in all respects when made, any qualification in Article V as to materiality or to a Material
                                ---------
Adverse Effect or to limitations on enforcement shall be disregarded); (iii) the failure by the Transferor or the Servicer to comply with any applicable law, rule or regulation with respect to any Listed Receivable or the related Contract, or the failure of any Listed Receivable or the related Contract to conform to any applicable law, rule or regulation; (iv) the failure to vest in the Agent for the benefit of the Purchasers a valid and enforceable first priority perfected (A) undivided percentage ownership interest, to the extent of the related Purchased Interest, in the Specified Assets, and (B) security interest in the Specified Assets, in each case free and clear of any Adverse Claim; (v) any dispute, claim, counterclaim, offset or defense (other than discharge in an Insolvency Proceeding in which an Obligor is a debtor, which Insolvency Proceeding was Commenced prior to the Due Date for the applicable Listed Receivable) of such Obligor to the payment of such any Listed Receivable (including a defense based on such Listed Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), any Dilution or other adjustment with respect to a Listed Receivable (excluding, however, adjustments required as a matter of law because an Obligor is a debtor in any such Insolvency Proceeding), or any claim resulting from the sale of the goods or services related to such Listed Receivable or the furnishing or failure to furnish such goods or services or relating to collection activities with respect to such Listed Receivable; (vi) any failure of the Transferor or the Servicer to perform its duties or obligations in accordance with the provisions of this Agreement (including, without limitation, the failure to make any payment when due hereunder), or to perform its duties or obligations (if any) under any Contract (it being understood and agreed that for purposes of this Section, in determining whether the Transferor or the Servicer has performed its duties or obligations in accordance with the provisions of this Agreement or has performed its duties or obligations (if any) under any Contract, any qualification in Article V or
                                                              ---------
Article VI as to materiality or to a Material Adverse Effect or to the rights of
----------
any depository institution that maintains any account to which any Collections of Listed Receivables are sent shall be disregarded); (vii) any breach of warranty, products liability or other claim, investigation, litigation or proceeding arising out of or in connection with goods or services which are the subject of any Listed Receivables; (viii) the commingling of Collections of Listed Receivables at any time with other funds; (ix) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases or the ownership of the related Purchased Interest or in respect of any Listed Receivable or any related Specified Asset in respect thereof; (x) subject to Section 7.1(b), the occurrence of any Termination Event; (xi) in the
           --------------
event any Purchased Interest is greater than 1.0; (xii) the failure of any Listed Receivables to be Eligible Receivables; (xiii) the failure of the Transferor or the Servicer to comply with the terms of the Credit and Collection Policy; (xiv) the failure of any Contract relating to Listed Receivables to have terms that are consistent with customary terms for the related Seller's industry and type of Receivable; (xv) the failure of any Seller to complete the sale and delivery of the goods (or the performance of the services, if any) which are the subject of any Listed Receivables; (xvi) the existence of any contingent performance requirements of any Seller in respect of any Listed Receivables;
(xvii) subject to Section 7.1(b), the failure of an Obligor to make payment on
                  --------------
the Listed Receivables prior to or as of the Due Date; or (xviii) any action or inaction by the Transferor or the Servicer which impairs the interest of the Agent or any Purchaser in any Listed Receivables or other Specified Assets.

     (b)  Notwithstanding Section 7.1(a), the Transferor shall not be obligated
                          --------------
to indemnify any Indemnified Party at any time for (x) Receivables which are uncollectible, or amounts paid over or repaid to any Person with respect to any Receivable, as a result of the applicable Obligor being a debtor in an Insolvency Proceeding Commenced as of or prior to the Due Date, it being understood and agreed that this clause shall not limit the Transferor's obligations under this Section arising out of or relating to any other event, occurrence or circumstance which would give rise to an obligation of the Transferor pursuant to this Section (to the extent that such event, occurrence or circumstance adversely affects repayment of the Purchasers' Investments, plus accrued Yield Reserve thereon during or in connection with such Insolvency Proceeding), (y) any overall net income taxes or franchise taxes imposed on such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized or any political subdivision thereof or (z) Indemnified Amounts resulting from the gross negligence or willful misconduct on the part of the Indemnified Party proposed to be indemnified. Notwithstanding any other provision of this Agreement, in the event that an Obligor becomes a debtor in an Insolvency Proceeding that was Commenced prior to an applicable Due Date for any Listed Receivables: (i) each Seller Party shall promptly (and in any event not later than thirty days) after receipt provide to the Agent a copy of any document, pleading, report, notice, information or other writing provided to such Seller Party, during or in connection with such Insolvency Proceeding, by or on behalf of such Obligor, any committee, court, other Governmental Person, trustee, receiver, liquidator, custodian or similar official in such Insolvency Proceeding, relating to the forms, procedures, bar date or other timing issues with respect to the filing of a Proof of Claim in such Insolvency Proceeding; provided, however, that this clause (i) shall not become effective until the
--------  -------
Agent shall have sent a notice to the Servicer to the effect that the Agent desires that the Seller Parties comply with this clause (i); (ii) the Servicer, as agent for the Transferor, shall file Proofs of Claim, at the request and direction of the Agent, with respect to the Listed Receivables with such court, other Governmental Person, trustee, receiver, liquidator, custodian or similar official, which Proofs of Claim shall be in form and substance reasonably satisfactory to the Agent, it being understood and agreed that the Agent and the Purchasers shall jointly and severally be liable for, and shall reimburse the Servicer for, the Servicer's reasonable expenses in making such filing to the extent that such expenses relate to the Listed Receivables; and (iii) the Agent, as agent for the Transferor, shall have the right but not the obligation to file Proofs of Claim with respect to the Listed Receivables with such court, other Governmental Person, trustee, receiver, liquidator or similar official, it being understood and agreed that the Agent shall not file such a Proof of Claim until the earlier to occur of (x) the sixtieth day following the date on which the Agent has sent a written request to the Transferor requesting the Transferor to file such a Proof of Claim and (y) the thirtieth day prior to the bar date or equivalent last day on which such a Proof of Claim may be filed in such Insolvency Proceeding.

     (c) If and to the extent the Agent or any Purchaser shall be required for any reason to pay over to the Transferor, any Seller, the Servicer or an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received by such Person hereunder, such amount shall be deemed not to have been so received and, the Agent shall have a claim against the Transferor to the extent provided herein.

     Section 7.2. Capital Adequacy, Etc. Sections 3.1(a)-(e), 3.2, 3.3, 3.4,
                  ---------------------  -------------------  ---  ---  ---
3.5 and 3.6 of the Mattel Credit Agreement are hereby incorporated by
---     ---
reference as if set forth in full herein, except that for purposes of such incorporation by reference: (i) all references to "the Company" shall be deemed to be references to the Transferor; (ii) all references to "Bank" or "Banks" shall be deemed to be references to "Purchaser" or "Purchasers," respectively;
(iii) all references to

"Lending Office" shall be deemed to be a reference to the office of the Purchasers identified on the signature pages to this Agreement; (iv) all references to "this Agreement" or "Loan Documents" shall be deemed to be references to this Agreement or any other Transaction Documents; (v) all references to "Loans" shall be deemed to be references to the Purchasers' Investments; (vi) all references to "Eurodollar Rate Loans" shall be deemed to be references to Purchasers' Investments with respect to which Yield Reserve would then be calculated based on the Eurodollar Rate; (vii) all references to "CD Rate" or "CD Rate Loans" shall be deemed to have been deleted; (viii) all references to "interest" shall be deemed to be references to Yield and to any "Interest Period" shall be deemed to be references to a "Yield Period"; (ix) the following words in Section 3.3(b) of the Mattel Credit Agreement, "pursuant to
Section 2.4, either on the last day of the Interest Period thereof if the
-----------
Bank may lawfully continue to maintain such Eurodollar Rate Loans to such day, or promptly, if the Bank may not lawfully continue to maintain such Eurodollar Rate Loans," shall be deemed to be replaced by the word "promptly"; (x) Section 3.5(b) of the Mattel Credit Agreement shall be deemed to be replaced by the following: "(b) the failure of the Transferor to sell Listed Receivables after the Transferor has delivered the related Purchase Notice pursuant to this Agreement,"; and (xi) Section 3.5(c) of the Mattel Credit Agreement shall be deemed deleted.

                            ARTICLE VIII. GUARANTY

     Section 8.1. Guaranty of Obligations. For valuable consideration, the
                  -----------------------
Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to the Agent for the benefit of the Agent and the Purchasers on demand, in lawful money of the United States and in immediately available funds, any and all present or future payment and performance obligations of the Transferor hereunder owing to the Agent or the Purchasers (such guarantee and promise being referred to as this "Guaranty"). The phrase "payment and performance obligations
                     --------
of the Transferor" (hereinafter collectively referred to in this Article as the "Obligations") is used herein in its most comprehensive sense and includes any
 -----------
and all advances, debts, obligations, and liabilities of the Transferor, now or hereafter made, incurred, or created, whether voluntarily or involuntarily, and however arising, including any and all reasonable attorneys' fees, costs, charges, Yield Reserve or interest owed by the Transferor to the Purchasers, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Transferor may be liable individually or jointly with others, whether recovery upon such advances, debts, obligations or liabilities may be or hereafter becomes barred by any statute of limitations or whether such advances, debts, obligations or liabilities may be or hereafter become otherwise unenforceable.

     Section 8.2. Guaranty Continuing.  This Guaranty is a continuing guaranty
                  -------------------
which relates to any Obligations, including those which arise under successive transactions which shall either cause the Transferor to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied. The Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations with interest as applicable.

     Section 8.3. Guarantor Directly Liable.  The Guarantor agrees that it is
                  -------------------------
directly and primarily liable to the Agent and the Purchasers, that its obligations hereunder are independent of the Obligations of the Transferor, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether action is brought against the Transferor or whether the Transferor is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Purchasers to the Transferor or any other guarantor shall not release it from this Guaranty.

     Section 8.4. No Impairment.  The obligations of the Guarantor under this
                  -------------
Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of the Guarantor: (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations; (b) the failure to give notice to Mattel of the occurrence of any Termination Event or Servicer Default under the terms and provisions of this Agreement; (c) the waiver of the payment, performance or observance of any of the Obligations; (d) the taking or omitting to take any actions referred to in this Agreement or of any action under this Guaranty; (e) any failure, omission or delay on the part of the Agent to enforce, assert or exercise any right, power or remedy conferred in this Agreement or any other indulgence or similar act on the part of the Agent in good faith and in compliance with applicable law; (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, readjustment, assignment for the benefit of creditors, or other similar proceedings which affect the Guarantor or the Transferor, any other guarantor of any of the Obligations of the Transferor or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding; or (g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law. To the extent any of the foregoing refers to any actions which the Agent or the Purchasers may take, the Guarantor hereby agrees that the Agent or the Purchasers may take such actions in such manner, upon such terms, and at such times as the Agent or any Purchaser, in its discretion, deems advisable, without, in any way or respect, impairing, affecting, reducing or releasing the Guarantor from its undertakings hereunder and the Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

     Section 8.5. Waiver.  The Guarantor hereby waives:  (a) any and
                  ------
all rights to require the Agent or the Purchasers to prosecute or seek to enforce any remedies against the Transferor or any other Person liable to the Agent or the Purchasers on account of the Obligations; (b) any right to assert against the Agent or the Purchasers any defense (legal or equitable), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the Transferor or any other Person liable to the Agent or the Purchasers in any way or manner under this Agreement; (c) all defenses, counterclaims and offsets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of this Agreement and the security interest granted pursuant hereto; (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Agent or the Purchasers, including any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which in any manner impairs, affects, reduces, releases, destroys or extinguishes the Guarantor's subrogation rights, rights to proceed against the Transferor for reimbursement, or any other rights of the Guarantor to proceed against the Transferor, against any other guarantor, or against any other security, with the Guarantor understanding that the exercise by the Agent or the Purchasers of certain rights and remedies may offset or eliminate the Guarantor's right of subrogation against the Transferor, and that the Guarantor may therefore incur partially or totally nonreimbursable liability hereunder;
(e) except as otherwise provided herein, all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional advances, debts, obligations or liabilities, and all other notices or formalities, in each case, to which the Guarantor may be entitled; and (f) any and all benefits of California Civil Code Sections 2809, 2810, 2819, 2825, 2839, 2845-2850, 2899 and
3433.

     Section 8.6. Subrogation. The Guarantor hereby agrees that, unless and
                  -----------
until this Agreement has been terminated and all Obligations have been paid to the Purchasers in full, it shall not have any rights of subrogation, reimbursement or contribution as against the Transferor or any other guarantor, if any, with respect to this Guaranty or any Obligations and shall not seek to assert or enforce the same. The Guarantor understands that the exercise by the Agent or the Purchasers of certain rights and remedies contained in this Agreement may affect or eliminate the Guarantor's right of subrogation, if any, against the Transferor and that the Guarantor may therefore incur a partially or totally nonreimbursable liability hereunder. Nevertheless, the Guarantor hereby authorizes and empowers the Agent and the Purchasers to exercise, in their respective sole discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of the Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

     Section 8.7. Information. The Guarantor is presently informed of the
                  -----------
financial condition of the Transferor and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Transferor and of all other circumstances which bear upon such risk of nonpayment. The Guarantor hereby waives its right, if any, to require the Agent or any Purchaser to disclose to it any information which such Person may now or hereafter acquire concerning such condition or circumstances including the release of any other guarantor.

     Section 8.8. Evidence of Obligations. The Agent's books and records
                  -----------------------
evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

                             ARTICLE IX. THE AGENT

     Section 9.1. Appointment. Each Purchaser hereby irrevocably designates
                  -----------
and appoints NationsBank of Texas, N.A., as the Agent of the Purchasers under this Agreement, and each of the Purchasers hereby irrevocably authorizes NationsBank of Texas, N.A., as the Agent for such Purchaser, to take such action on its behalf under the provisions of this Agreement and to exercise such powers as are expressly delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Purchasers, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.

     Section 9.2. Attorneys-in-fact. The Agent may execute any of its duties
                  -----------------
under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 9.3. Limitation on Liability. Neither the Agent nor any of its
                  -----------------------
officers, directors, employees, agents or attorneys-in-fact shall be liable to the Purchasers for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Neither the Agent nor any of its Affiliates shall be responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Transferor, the Servicer or the Guarantor, or any officer or partner thereof contained in this Agreement, or in any certificate, report, statement or other document referred to or provided for in or received by the Agent under or in connection with this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or for any failure of the Transferor, the Servicer or the Guarantor to perform their obligations thereunder. The Agent shall not be under any obligation to any of the Banks to ascertain or to inquire as to the observance or performance of any of the terms, covenants or conditions of this Agreement on the part of the Transferor, the Servicer or the Guarantor or to inspect the properties, books or records of the Transferor, the Servicer or the Guarantor.

     Section 9.4. Reliance. The Agent shall be entitled to rely, and shall be
                  --------
fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Transferor, the Servicer or the Guarantor), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive advice or concurrence of the Requisite Purchasers as provided in this Agreement (or from all of the Purchasers if so specified herein) or it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Requisite Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

     Section 9.5.   Notice of Termination Event. The Agent shall not be deemed
                    ---------------------------
to have knowledge or notice of the occurrence of any Termination Event or Servicer Default hereunder unless the Agent has failed to receive on account of any Purchaser such Purchaser's Purchasers' Investment, plus Yield Reserve, on or before the applicable Due Date or has received written notice from a Purchaser, the Transferor, the Servicer or the Guarantor, describing such Termination Event or Servicer Default. In the event that the Agent fails to receive such amount or receives such a notice, the Agent shall promptly give notice thereof to the Purchasers and Bank of America National Trust and Savings Association as agent under the Mattel Credit Agreement. Except as otherwise provided herein, the Agent shall take such action to enforce this Agreement as shall be directed by the Requisite Purchasers. In the event that any remedy is exercised pursuant to Sections 4.2, 4.4 or 10.2 of this Agreement, each Purchaser and the Agent shall
-------------------------
pursue remedies designated by the Requisite Purchasers to the same extent as though such demand was caused by the action of all Purchasers, and each Purchaser agrees to act as expeditiously as possible so as to maximize recovery. Each Purchaser agrees that no Purchaser shall have any right individually to take action with respect to the Purchased Interest, it being understood and agreed that such rights and remedies with respect to any portion of the Purchased Interest may be exercised by the Agent as directed by the Requisite Purchasers for the ratable benefit of the Purchasers.

     Section 9.6.   No Representations. Each Purchaser expressly acknowledges
                    ------------------
that neither the Agent nor any of its Affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Transferor or the Guarantor, shall be deemed to constitute any representation or warranty by the Agent to any Purchaser. Each Purchaser represents to the Agent that it has, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Transferor and the Guarantor and made its own decision to enter into this Agreement. Each Purchaser also represents that it will, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and to make such investigation as its deems necessary to inform itself as to the status and affairs, financial or otherwise, of the Transferor and the Guarantor. Except for notices, reports and other documents expressly required to be furnished to the Purchasers by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Purchaser with any credit or other information concerning the affairs, financial condition or business of the Transferor and the Guarantor which may come into the possession of the Agent or any of its Affiliates.

     Section 9.7.  Indemnification. The Purchasers agree to indemnify the Agent
                   ---------------
in its capacity as such (to the extent not reimbursed by the Transferor or the Guarantor and without limiting any obligations of the Transferor or the Guarantor so to do, ratably according to their respective Percentages as then in effect) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other document contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Purchaser shall be liable for the payment of any
           --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement.

     Section 9.8.   Purchaser. The Agent and its Affiliates may make loans to,
                    ---------
accept deposits from and generally engage in any kind of business with any Obligor, the Transferor and the Guarantor as though it were not the Agent hereunder. With respect to its purchases hereunder, the Agent shall have the same rights and powers under this Agreement as any Purchaser and may exercise the same as though it were not the Agent, and the terms "Purchaser" and "Purchasers" shall, unless the context otherwise indicates, include the Agent in its individual capacity.

     Section 9.9.   Resignation. If the Agent shall resign as Agent under this
                    -----------
Agreement, then the Requisite Purchasers may appoint a successor Agent for the Purchasers, which shall be a commercial Purchaser organized under the Governmental Rules of the United States or any state thereof, having a combined surplus and capital of not less than $500,000,000, whereupon such successor Agent shall succeed to the rights, powers and duties of the former Agent and the obligations of the former Agent shall be terminated and canceled, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. The former Agent's resignation shall not become effective until such successor Agent-has been appointed and has succeeded of record to all right, title and interest of the former Agent in the Purchased Interest; provided, however, that if the Requisite Purchasers cannot agree as to
          --------  -------
a successor Agent within ninety (90) days after such resignation, the Agent shall appoint a successor Agent and the parties hereto agree to execute whatever documents are necessary to effect such action under this Agreement or any other document executed pursuant to this Agreement; provided, further, however, in
                                              --------  -------  -------
such event all provisions of this Agreement shall remain in full force and effect. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any acaations taken or omitted to be taken by it while it was Agent under this Agreement.

     Section 9.10.   Sharing of Payments, etc. The Purchasers agree that (i)
                     ------------------------
with respect to all amounts received by each of them hereunder, whether in the nature of a return of any investment or discount, or amounts due to a particular Purchaser in respect of any commitment fees or facility fees hereunder, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Purchasers in proportion to the portion of the obligations due each Purchaser hereunder shall be shared by the Purchasers in proportion to the amounts due them hereunder, whether received by voluntary payment, or by the exercise of the right of set-off or Purchaser's lien or secured claims under the Bankruptcy Code, as now or hereafter amended, altered, modified or replaced, by counterclaim or cross-action or by the enforcement of this Agreement; (ii) if any of them shall exercise any right of counterclaim, set-off, Purchaser's lien or otherwise or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receives payment or reduction of any amounts due to such Purchaser hereunder, which is greater than the proportion received by any other Purchaser in respect of the amounts due hereunder to such other Purchaser, then the Purchaser receiving such proportionately greater payment shall (x) notify each other Purchaser and the Agent of such receipt and (y) purchase participations (which it shall be deemed to have done simultaneously upon the receipt of-such payment) in the amounts due hereunder to the other Purchasers so that all such recoveries of amounts due hereunder. If all or any portion of such payment is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     Section 9.11.  Independent Agreements.  The provisions contained in
                    ----------------------
Sections 9.1 through 9.8 and 9.10 of this Article constitute independent
---------------------------------
obligations and agreements of the Agent and the Purchasers, and the Transferor and the Guarantor shall not be deemed parties thereto nor bound thereby. The Transferor and the Guarantor do acknowledge the rights of the Purchasers and the Agent under Section 9.8.
            -----------

        ARTICLE X.  TERMINATION EVENTS AND TERMINATION EVENT REMEDIES

     Section 10.1.  Termination Events Defined. The occurrence of any one or
                    --------------------------
more of the following events shall constitute a Termination Event hereunder:

     (a) any Seller Party shall fail (i) to make when due any payment or deposit to be made by it under this Agreement with respect to any Purchased Interest (including, in the case of the Servicer, failing to deliver to the Agent on any Due Date an amount equal to the Purchasers' Investments plus accrued Yield Reserve thereon) or (ii) to perform or observe in any material respect, within 15 days after written notice thereof, any other material term, covenant or agreement contained in any Transaction Document on its part to be performed or observed;

     (b) any representation or warranty made or deemed made by any Seller Party (or any of its officers) under or in connection with any Transaction Document or any material information or report delivered by any Seller Party pursuant to any Transaction Document shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered;

     (c) an Event of Default or any other Servicer Default shall have occurred and be continuing;

     (d) an Insolvency Proceeding shall have been commenced and is continuing in which any Seller Party or Seller is the debtor;

     (e) an Insolvency Event shall have been commenced and is continuing in which either Obligor is the debtor;

     (f) the Transferor shall fail to have a valid and enforceable first priority, perfected (i) ownership interest in, or (ii) security interest in, each Listed Receivable and the other Specified Assets, in each case, free and clear of any Adverse Claim (other than a lien or other interest in favor of the Transferor pursuant to the Purchase and Sale Agreement);

     (g) the Agent for the benefit of the Purchasers shall fail to have a valid and enforceable first priority, perfected (i) undivided percentage ownership interest in, or (ii) security interest in, each Listed Receivable and the other Specified Assets, in each case free and clear of any Adverse Claim;

     (h) a Seller Party shall merge with or into any other entity whereby it is not the surviving entity;

     (i) the second highest short-term unsecured debt rating assigned to an Obligor by S&P, Moody's or Duff & Phelps is less than A-1, P-1 or D-1, respectively, or the second highest long-term unsecured debt rating assigned to an Obligor by S&P, Moody's or Duff & Phelps is less than A-, A3 or A-, respectively; or

     (j) there shall have occurred any event not otherwise covered by this definition which has or will have a Material Adverse Effect.

     Section 10.2.  Termination Event Remedies. Any time during a Termination
                    --------------------------
Event, the Agent, upon the written request of the Requisite Purchasers, shall, by written notice to the Transferor, the Guarantor, the Servicer and the Purchasers, terminate the commitment of the Purchasers to purchase undivided interests in the Receivables from the Transferor. Notwithstanding the foregoing, upon the occurrence of a Termination Event described in Section 10.1(d), the
                                                        ---------------
commitment of the Purchasers to purchase undivided interests in the Receivables from the Transferor shall terminate automatically.

                          ARTICLE XI.  MISCELLANEOUS

     Section 11.1.  Waivers; Amendments, Etc. No failure or delay on the part of
                    ------------------------
the Agent or the Purchasers in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. No notice to or demand on the Transferor, the Servicer or the Guarantor in any case entitle the Transferor, the Servicer or the Guarantor, as the case may be, to any other or further notice or demand in similar or other circumstances. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by Governmental Rule. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Transferor, the Servicer, the Guarantor, the Agent and the Requisite Purchasers; provided, however, that no such waiver, amendment or consent shall, unless in
--------  -------
writing and signed by each of the affected Purchasers, the Transferor, the Servicer, the Guarantor and acknowledged by the Agent, (a) increase or extend such Purchaser's Purchaser Commitment or subject such Purchaser to additional obligations; (b) postpone or delay any date fixed for any payment of fees or any other amounts due to such Purchaser hereunder; (c) reduce any fees or other amounts payable to such Purchaser hereunder; (d) change such Purchaser's Percentage; (e) amend this Section or Section 9.10; or (f) release the Guarantor
                                      ------------
from any obligation undertaken by it pursuant to this Agreement.

     Section 11.2.  Notices, Etc. All notices and other communications hereunder
                    ------------
shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and sent or delivered, to each party hereto, at its address set forth under its name on the signature pages attached hereto (except that Purchase Notices shall be sent to the address set forth in the form of Purchase Notice attached as Exhibit I) or at such other address as shall be
                            ---------
designated by such party in a written notice to the other parties hereto. Notices and communications to either Seller shall made in accordance with
Section 4.2 of the Purchase and Sale Agreement. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by first class mail), and notices and communications sent by other means shall be effective when received.

     Section 11.3.  Governing Law; Integration. (a) This Agreement shall be
                    --------------------------
governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of Governmental Rules provisions thereof. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereto superseding all prior oral or written understandings.

     (b) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of California or of the United States for the Central District of California, and by execution and delivery of this Agreement, each of the Guarantor, the Transferor, the Agent and the Purchasers consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each of the Guarantor, the Transferor, the Agent and the Purchasers irrevocably waives any objection to the laying of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any other Transaction Document. The Guarantor, the Transferor, the Agent and the Purchasers each waive personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

     Section 11.4. Severability; Counterparts. This Agreement may be executed
                   --------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of the Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.5.  Successors and Assigns. This Agreement shall be binding on
                    ----------------------
the parties hereto and their respective successors; provided, however, that,
                                                    --------  -------
subject to Article IV (with respect to the Servicer) and Section 11.7, no party
           ----------                                    ------------
to this Agreement may assign any of its rights or delegate any of its duties hereunder. Any purported assignment in contravention of the foregoing shall be null and void.

     Section 11.6.  Confidentiality. (i) Each of the Agent and each of the
                    ---------------
Purchasers agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by the Guarantor or any Subsidiary of the Guarantor, or by any agent or representative thereof, or by the Agent on such Guarantor's or Subsidiary's behalf, in connection with this Agreement or any other Transaction Documents, except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Agent or a Purchaser, or (ii) was or becomes available on a non-confidential basis from a source other than the Guarantor, so long as such source is not bound by a confidentiality agreement with the Guarantor known to the Agent or Purchaser, as applicable. The Agent and any Purchaser, however, may disclose such information (A) at the request or pursuant to any requirement of any Governmental Person to which the Agent or such Purchaser, as applicable is subject or in connection with an examination of the Agent or such Purchaser, as applicable, by any such authority; (B) pursuant to subpoena or other court process and when required to do so in accordance with the provisions of any applicable Governmental Rule; provided, that the Agent or
                                                    --------
such Purchaser, as applicable shall disclose only the information required by such request and shall notify the Guarantor in advance of providing such information so that the Guarantor may seek an appropriate protective order, and
(C) to another Purchaser or the Agent or any Affiliate thereof and the independent auditors and other professional advisors of the Agent or such Purchaser, as applicable, so long as such Persons are obligated to keep such information confidential. Neither the Agent nor any Purchaser nor any of their respective Affiliates shall use any information provided to any of the by or on behalf of any Guarantor or any of its Subsidiaries for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement.

     Notwithstanding the foregoing, the Guarantor authorizes each Purchaser to disclose to any Participant or Assignee and to any prospective Participant or Assignee, such financial and other information in such Purchaser's possession concerning the Guarantor or its Subsidiaries which has been delivered to the Agent or the Purchasers pursuant to this Agreement or which has been delivered to the Agent or the Purchasers by the Guarantor in connection with the Purchasers' credit evaluation of the Guarantor prior to entering into this Agreement; provided that, unless otherwise agreed by the Guarantor, such
           --------
Participant or Assignee agrees in writing to such Purchaser to keep such information confidential to the same extent required of the Purchasers hereunder.

     Section 11.7.  Assignments; Participations. (a) Any Purchaser may, with the
                    ---------------------------
advance written consent of the Transferor at all times other than during the existence of a Termination Event, which consent of the Transferor shall not be unreasonably withheld, and the Agent, at any time assign and delegate to one or more Eligible Assignees (provided that no consent of the Transferor or the Agent shall be required in connection with any assignment and delegation by a Purchaser to an Eligible Assignee that is an Affiliate of such Purchaser) (each an "Assignee") all, or any ratable part of all, of the Purchased Interest and
    --------
the other rights and obligations of such Purchaser hereunder, in a minimum amount of $10,000,000 and such Purchaser shall concurrently therewith assign a ratable portion in the Mattel Credit Agreement; provided, however, that the
                                                --------  -------
Transferor and the Agent may continue to deal solely and directly with such Purchaser in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Transferor and the Agent by such Purchaser and the Assignee; (ii) such Purchaser and its Assignee shall have delivered to the Transferor and the Agent an executed assignment together with any note or notes subject to such assignment and (iii) the assignor Purchaser or Assignee has paid to the Agent a processing fee in the amount of $3,000.

     (b) From and after the date that the Agent notifies the assignor Purchaser that it has received (and provided its consent with respect to) an executed assignment and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, shall have the rights and obligations of a Purchaser under this Agreement, and
(ii) the assignor Purchaser shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations hereunder.

     (c) Upon advance written notice to the Transferor, each Purchaser shall have the right at any-time to sell or otherwise transfer participations in all or any part of their pro rata portion of the Purchased Interest, to one or more Affiliates of such Purchaser or to one or more commercial banks, merchant banks, savings and loan associations or any other institution (a "Participant");
                                                           -----------
provided that such Purchaser shall concurrently with any sale of a participation
--------
herein sell a ratable participation under the Credit Agreement and thereafter cause any such participation herein to remain ratable with such participation under the Credit Agreement. The Transferor hereby acknowledges and agrees that any such disposition will give rise to a direct obligation of the Transferor to the Participant and the Participant shall be entitled to the benefit of Section
                                                                        -------
9.10 as if it were a "Purchaser"; provided further, that in the case of a
----                              -------- -------
participation, (i) the Purchaser's obligations under this Agreement shall remain unchanged, (ii) the Purchaser shall remain solely responsible for the performance of such obligations, (iii) the Transferor and the Agent shall continue to deal solely and directly with the Purchaser in connection with the Purchaser's rights and obligations under this Agreement, and (iv) no Purchaser shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to this Agreement except to the extent such amendment, consent or waiver would require unanimous consent. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any documents related hereto, and all amounts payable by the Transferor hereunder shall be determined as if such Purchaser had not sold such participation, except that if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of a Termination Event, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Purchaser under this Agreement.

     Section 11.8.  Termination of Prior Transfer and Administration Agreement.
                    ----------------------------------------------------------
     Certain of the Purchasers party hereto are all of the purchasers party to the Prior Transfer and Administration Agreement. Each of such purchasers hereby consent to the termination of such Transfer and Administration Agreement and agree to, and authorize and direct NationsBank of Texas, N.A., as agent thereunder, upon payment by the Transferor of all amounts due thereunder and described in reasonable detail in writing to Transferor, to take any action necessary or reasonably requested by Mattel Factoring or Mattel to terminate such Transfer and Administration Agreement (except those provisions thereof which expressly survive).

     Section 11.9.  Set Off. In addition to any rights now or hereafter granted
                    -------
under applicable law and not by way of limitation of any such rights, upon the occurrence of and during the continuance of any Termination Event (after the giving of any notice and the expiration of any grace period contained in the definition thereof), each Purchaser is hereby authorized by each Seller Party at any time or from time to time, without notice to the Seller Parties or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate any and all deposits (including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness at any time held or owing by that Purchaser or any Affiliate thereof to or for the credit or the account of a Seller Party and to apply any such amounts in accordance with the provisions of Section 9.10 irrespective of whether or not that shall have made
              ------------
any demand hereunder, and each such Purchaser or Affiliate is hereby irrevocably authorized to permit such set-off and appropriation.

                              [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Receivables Purchase Agreement as of the date first above written.

                              MATTEL FACTORING, INC.,
                                  as Transferor


                              By:/s/ William Stavro
                                 -----------------------------------
                              Name:  William Stavro
                              Title: Senior Vice President
                                     and Treasurer
                              Notice Address:  M.S. 24-199
                                               2043 East Mariposa
                                               El Segundo, CA  90245
                              Telecopy:

                              MATTEL, INC.,

                                  as Guarantor and Servicer



                              By:/s/ William Stavro
                                 -----------------------------------
                              Name:  William Stavro
                              Title: Senior Vice President
                                     and Treasurer
                              Notice Address:  333 Continental Blvd.
                                               El Segundo, CA 90245
                              Telecopy:

                              NATIONSBANK OF TEXAS, N.A.,
                                   as Agent


                              By: /s/ Charles F. Lilygren
                                 -----------------------------------
                              Name:  Charles F. Lilygren
                              Title: Senior Vice President
                              Notice
                              Address: 444 S. Flower Street, Suite 4100 Los Angeles, California 90071
                              Telecopy:

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility Limit ($)

  --------------------        -------------------

  9.000000000                 27,000,000           NATIONSBANK OF TEXAS,
                                                   N.A.


                                                   By:/s/ Charles F. Lilygren
                                                      -----------------------
                                                   Name: Charles F. Lilygren
                                                   Title:Senior Vice President



Notice Address:               444 S. Flower Street, Suite 4100
                              Los Angeles, California  90071
                              Attn:  Charles F. Lilygren

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility Limit ($)

  -----------------------     ---------------------

  12.000000000                36,000,000           BANK OF AMERICA
                                                   NATIONAL TRUST AND
                                                   SAVINGS ASSOCIATION


                                                    By:/s/ Robert W. Troutman
                                                       ----------------------
                                                    Name:  Robert W. Troutman
                                                    Title: Managing Director


Notice Address:               Credit Products Department #5618
                              555 S. Flower Street, 11th Floor
                              Los Angeles, California  90071
                              Attn:  Robert W. Troutman

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility Limit ($)

  -----------------------     ------------------------

  9.000000000                 27,000,000           THE CHASE MANHATTAN
                                                   BANK, N.A.


                                                   By:/s/ Lenard Weiner
                                                      -----------------
                                                      Name: Lenard Weiner
                                                      Title:M.D.


Notice Address:               Banking & Corporate Finance
                              101 California Street, Suite 2725
                              San Francisco, California 94111
                              Attn:

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility Limit ($)

  ---------------------       ----------------------------

  7.500000000                 22,500,000           TORONTO DOMINION
                                                   (TEXAS), INC.


                                                   By:/s/ Debbie A. Greene
                                                      --------------------
                                                   Name:  DEBBIE A. GREENE
                                                   Title: VICE PRESIDENT



Notice Address:               Houston Agency
                              900 Fanin Street, Suite 1700
                              Houston, Texas 77010
                              Attn:

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility  Limit ($)

  -----------------------     ------------------------

  7.500000000                 22,500,000           CITICORP USA, INC.


                                                   By:/s/ Deborah Ironson
                                                      -------------------
                                                   Name: Deborah Ironson
                                                   Title:Attorney-In-Fact


Notice Address:               c/o Citicorp Securities, Inc.
                              725 South Figueroa Street, 5th Floor
                              Los Angeles, California 90017
                              Attn: Deborah Ironson

                              c/o Citibank, N.A.
                              2 Penn's Way, Suite 200
                              New Castle, Delaware 19720
                              Attn: Sally Schoenleber

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility  Limit ($)

  ----------------------      -------------------------

  7.500000000                 22,500,000           ABN AMRO BANK, N.V.
                                                   Los Angeles International
                                                   Branch



                                                   By:/s/ Ellen M. Coleman
                                                      --------------------
                                                   Name:  ELLEN M. COLEMAN
                                                   Title: VICE PRESIDENT/
                                                          DIRECTOR




                                                   By:/s/ Heather F. Brandt
                                                      ----------------------
                                                   Name:  HEATHER F. BRANDT
                                                   Title: VICE PRESIDENT




Notice Address:               Los Angeles International Branch
                              300 South Grand Avenue, Suite 1115
                              Los Angeles, California  90071
                              Attn:

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility  Limit ($)

  ---------------------       ------------------------

  7.500000000                 22,500,000           BANKBOSTON, N.A.


                                                   By:/s/ Debra L. Zurka
                                                      ------------------
                                                   Name:  Debra L. Zurka
                                                   Title: Director


Notice Address:               U.S. Corporate Division
                              Mail Stop 01-09-05
                              100 Federal Street
                              Boston, Massaachusetts 02110
                              Attn: Debra L. Zurka

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility Limit ($)

  ---------------------       --------------------------

  5.000000000                 15,000,000           SOCIETE GENERALE


                                                    By:/s/ J. Blaine Shaum
                                                       -------------------
                                                      Name: J. Blaine Shaum
                                                      Title:Regional Manager



Notice Address:               2029 Century Park East, Suite 2900
                              Los Angeles, California  90067
                              Attn: J. Staley Stewart

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility Limit ($)

  ----------------------      ------------------------

 5.000000000                  15,000,000           BANQUE NATIONALE
                                                   DE PARIS


                                                   By:/s/ Clive Bettles
                                                      ------------------
                                                   Name:  Clive Bettles
                                                   Title: Senior Vice President
                                                          & Manager




                                                   By:/s/ Mitchell M. Ozawa
                                                      ---------------------
                                                   Name:  Mitchell M. Ozawa
                                                   Title: Vice President


Notice Address:               725 South Figueroa Street, Suite 2090
                              Los Angeles, California  90017-5420
                              Attn: Mitchell M. Ozawa

                              Dollar Amount
                              of Percentage
                              of Original
                              Facility
  Percentage (%)              Facility Limit ($)

  --------------------        ------------------------

  5.000000000                 15,000,000           UNION BANK OF CALIFORNIA,
                                                   N.A.



                                                   By:/s/ Scott M. Lane
                                                      -------------------
                                                   Name:  Scott M. Lane
                                                   Title: Vice President


Notice Address:               550 South Hope Street, 3rd Floor
                              Los Angeles, California 90071
                              Attn: Scott M. Lane

                              Dollar Amount
                              of Percentage
                              of Original
                              Facility
  Percentage (%)              Facility Limit ($)

  ---------------------       -------------------------

  5.000000000                 15,000,000           PNC BANK, NATIONAL
                                                   ASSOCIATION


                                                   By:/s/ Timothy J. Marchando
                                                      -------------------------
                                                   Name:  Timothy J. Marchando
                                                   Title: Vice President




 Notice Address:              Mail Stop P-1-POPP-02-4
                              249 Fifth Avenue, 2nd Floor
                              Pittsburgh, Pennsylvania 15222-2707
                              Attn: Timothy J. Marchando

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility Limit ($)

  ---------------------       ----------------------

  5.000000000                 15,000,000           MANUFACTURERS & TRADERS
                                                   TRUST CO.


                                                   By:/s/ Geoffrey R. Fenn
                                                      -----------------------
                                                   Name:  Geoffrey R. Fenn
                                                   Title: Vice President


Notice Address:               1 Fountain Plaza, 12th Floor
                              Buffalo, New York  14203
                              Attn:  Geoffrey R. Fenn

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility Limit ($)

  -----------------------     -----------------------

  5.000000000                 15,000,000            ISTITUTO BANARIO SAN
                                                    PAOLO DI TORINO SPA



                                                    By:/s/ Carlo Persico
                                                       -----------------
                                                    Name: Carlo Persico
                                                    Title:Deputy Manager



                                                    By:/s/ Wendell Jones
                                                       -----------------
                                                    Name: Wendell Jones
                                                    Title:Vice President



Notice Address:               444 South Flower Street, Suite 4550
                              Los Angeles, California  90071
                              Attn: Donald W. Brown

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility Limit ($)

  ---------------------       -----------------------

  5.000000000                 15,000,000           DRESDNER BANK AG
                                                   New York Branch
                                                   and
                                                   Grand Cayman Branch



                                                   By:/s/ John W. Sweeney
                                                      -------------------
                                                   Name: JOHN W. SWEENEY
                                                   Title:ASSISTANT VICE
                                                         PRESIDENT



                                                   By:/s/ Brigitte Sacin
                                                      -------------------
                                                   Name: BRIGITTE SACIN
                                                   Title:ASSISTANT VICE
                                                         PRESIDENT



Notice Address:               Los Angeles Agency
                              333 South Grand Avenue, Suite 1700
                              Los Angeles, California  90071-5439
                              Attn: Jon M. Bland

                              Dollar Amount
                              of Percentage
                              of Original
  Percentage (%)              Facility Limit ($)

  ---------------------       ------------------------

  2.500000000                 7,500,000            NORTHERN TRUST COMPANY


                                                   By:/s/ Martin G. Alston
                                                      --------------------
                                                   Name: Martin G. Alston
                                                   Title:Vice President


Notice Address:               50 South LaSalle Street
                              Chicago, Illinois 60675
                              Attn:

                              Dollar Amount
                              of Percentage
                              of Original
                              Facility
  Percentage (%)              Facility Limit ($)

  --------------------        -----------------------

  2.500000000                 7,500,000            THE INDUSTRIAL BANK OF
                                                   JAPAN, LIMITED



                                                   By:/s/ Vicente L. Timiraos
                                                      --------------------------
                                                   Name: Vicente L. Timiraos
                                                   Title:Senior Vice President
                                                         & Senior Deputy General
                                                         Manager


Notice Address:               350 South Grand Avenue, Suite 1500
                              Los Angeles, California 90071
                              Attn: J. Blake Seaton

                                   EXHIBIT I

                           [FORM OF] PURCHASE NOTICE
                                     [Date]

VIA FACSIMILE
-------------

NationsBank of Texas, N.A.
[Address]

Attention:  _________________
            Facsimile:  ______________

Ladies and Gentlemen:

     This Purchase Notice is being delivered to you pursuant to Section 2.2 of
                                                                -----------
the Receivables Purchase Agreement dated as of March ___, 1998 (as amended, amended and restated or otherwise modified from time to time in accordance with its terms, the "Receivables Purchase Agreement") among Mattel Factoring, Inc.,
                ------------------------------
Mattel, Inc., the financial institutions party thereto from time to time as Purchasers, and NationsBank of Texas, N.A., as agent for such Purchasers. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Receivables Purchase Agreement.

     The Servicer hereby notifies the Agent that the Transferor proposes to sell to the Purchasers on [insert date] (the "Purchase Date") an undivided percentage
                                         -------------
ownership interest in the Eligible Receivables and other items contemplated by

Section 2.2(c) of the Receivables Purchase Agreement, which Eligible Receivables
--------------
and other items shall be purchased by the

Transferor on such Purchase Date from the Sellers pursuant to the Purchase and Sale Agreement. The Due Date for such sale will be [insert date], and the proposed amount of the Purchasers' Investment would be $__________. As of the date of this Purchase Notice, the aggregate outstanding principal balances of such Eligible Receivables is $____________.

                                    Very truly yours,

                                    MATTEL, INC., as the Servicer


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                Attachment A to

                           [Form of] Purchase Notice


                                                                             Obligor
                                                         ------------------------------------------------
                                                            Toys "R" Us, Inc.      Wal-Mart Stores, Inc.
                                                         -----------------------   ----------------------
Eligible Receivables:
  Mattel Sales Corp.                                     $                         $
                                                         ----------------------    ---------------------
  Fisher-Price, Inc.                                     $                         $
                                                         ----------------------    ---------------------
Total Eligible Receivables:                  "A"         $                         $
                                                         ----------------------    ---------------------
Purchase Date:                                                  ________                 ________
Due Date:                                                       ________                 ________
Yield Period in Number of Days:              "B"                ________                 ________
Purchase Rate:
  Estimated LIBOR                                                ____%                     ___%
  plus: Applicable Margin                                       ________                 ________
Total Purchase Rate:                         "C"                 ____%                     ___%
Yield [(B x C)/360]:                         "D"                 ____%                     ___%
Purchasers' Investments:                     "E"         $                         $
                                                         ----------------------    ---------------------
Yield Reserve [D x E]:                       "F"                ________                 ________

Purchased Interest [E + F)/A]:                           $                        $
                                                         ----------------------   ---------------------


/*/  Purchasers' Investment shall be less than[A/(1+D)].
/*/  Total Purchasers' Investment cannot exceed the Purchasers' Investment
     Limit.
/*/  Purchased Interest cannot be more than 1.0.